Exhibit 10.2

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder”) is entered into as of May 12, 2021 by and among the parties listed on the signature page hereto under the heading “Joining Party” (each, a “Joining Party”), Box, Inc. (the “Company”) and Powell Investors III L.P., KKR-Milton Credit Holdings L.P., KKR-NYC Credit C L.P., Tailored Opportunistic Credit Fund and CPS Holdings (US) L.P., which are managed or advised by KKR Credit Advisors (US) LLC or Affiliates thereto (collectively, the “Investor”).

Reference is hereby made to (a) the Investment Agreement, dated April 7, 2021 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Investment Agreement”), by and among the Company and the Investor, (b) the Registration Rights Agreement (as defined in the Investment Agreement), and (c) the Back-to-Back Fund Commitment letter agreement, dated April 7, 2021 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Assignment Agreement”), by and among the Investor and the other parties thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Investment Agreement.

Each party to this Joinder hereby agrees that:

1.

Pursuant to Sections 5.08 and 8.03 of the Investment Agreement, upon the execution of this Joinder, the Joinder will be fully enforceable and each Joining Party shall become a party to the Investment Agreement as a “party”, “Permitted Investor Transferee”, and “Investor Party” thereunder and be fully bound by, and subject to, all covenants, terms, conditions, obligations and provisions of the Investment Agreement applicable to a “party”, “Permitted Investor Transferee”, or an “Investor Party”, and shall be fully entitled to all rights and interests under the Investment Agreement applicable to a “party”, “Permitted Investor Transferee” or an “Investor Party”, in each case except as otherwise set forth herein.

2.

Pursuant to the Investment Agreement and the Assignment Agreement and subject to the conditions and terms set forth herein and therein, each Joining Party hereby has the right to purchase and acquire from the Company, at the Closing, the number of shares of Series A Preferred Stock set forth opposite such Joining Party’s name in Exhibit A hereto under the heading “Acquired Shares” and has the obligation to pay, at the Closing, the portion of the Purchase Price set forth opposite such Joining Party’s name in Exhibit A hereto under the heading “Purchase Price”.

3.

The Company hereby acknowledges and accepts the foregoing, and represents and warrants that the Investment Agreement set forth in Exhibit B hereto is a true and correct copy of the Investment Agreement, the form of the Registration Rights Agreement set forth in Exhibit C hereto is a true and correct copy of the form of the Registration Rights Agreement and the form of the Series A Certificate of Designations set forth in Exhibit D hereto is a true and correct copy of the form of the Certificate of Designations.

4.

The Company hereby makes to each Joining Party the representations and warranties expressly set forth in Article III of the Investment Agreement, in each case as if such representations and warranties were made as of the date of the signing of the Investment Agreement and as of the Closing Date (except to the extent any such representation and warranty is expressly made as of an earlier date, in which case as of such earlier date).

5.

Further, each Joining Party hereby makes, severally and not jointly, to the Company, as if such Joining Party were an Investor under the Investment Agreement, the representations and warranties expressly set forth in Article IV of the Investment Agreement, in each case as if such representations and warranties were made as of the date of this Joinder and as of the Closing Date (except to the extent any such representation and warranty is expressly made as of the date of the Investment Agreement, in which case as of the date of this Joinder).

6.

Each Joining Party, severally and not jointly, represents and warrants to the Company that on or prior to the date that is ten (10) Business Days after the date of the Investment Agreement, such Joining Party and its ultimate parent entities made an appropriate filing of a HSR Form pursuant to the HSR Act if a filing under the HSR Act was required for such Joining Party or its ultimate parent entities with respect to the Transactions.

7.	Notwithstanding anything to the contrary in this Joinder or the Investment Agreement, with respect to each Joining Party:

a.

The only confidentiality obligations of such Joining Party and its Affiliates with respect to Confidential Information shall be set forth in the last sentence of Section 5.05 of the Investment Agreement, which provides that any Confidential Information that any Permitted Investor Transferee (or its Affiliates) received prior to Closing shall be subject to the confidentiality restrictions (and exceptions) set forth in Section 5.05 of the Investment Agreement, mutatis mutandis, for a period of 12 months from the Closing Date, and that otherwise the provisions of Section 5.05 of the Investment Agreement shall not apply to any Permitted Investor Transferee (or its Permitted Transferees and Affiliates). Notwithstanding the foregoing, from and after the Closing, such Joining Party and its Affiliates are entitled to disclose the information permitted to be disclosed pursuant to the last sentence of Section 5.04 of the Investment Agreement;

b.

Such Joining Party shall not be bound by, or subject to, any covenants, terms, conditions, obligations or provisions of, or be entitled to any rights or interests under, Section 5.10 of the Investment Agreement, which shall solely be applicable to the Investor;

c.

For purposes of Section 5.18 (Preemptive Rights) of the Investment Agreement, as it applies to such Joining Party as an “Investor Party” under such sections, the “50% Beneficial Ownership Requirement” shall be deemed satisfied so long as such Joining Party, together with the other Joining Parties Affiliated with such Joining Party and their respective Permitted Transferees, beneficially own in the aggregate shares of Series A Preferred Stock and/or shares of Common Stock that represent, in the aggregate and on an as converted basis, at least 50% of the number of shares of Common Stock beneficially owned by such Joining Party, such other Joining Parties Affiliated with such Joining Party and any such Permitted Transferees, on an as converted basis, as of immediately following the Closing;

d.

Such Joining Party and its Permitted Transferees shall be solely responsible for their compliance with the obligations under the Investment Agreement and Registration Rights Agreement as set forth in this Joinder;

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e.

Such Joining Party, the other Joining Parties Affiliated with such Joining Party, their respective Permitted Transferees and their respective Affiliates and Representatives shall not have any liability or obligation of any sort whatsoever for any actions or omissions of the Investor, any other Permitted Investor Transferees and their respective Affiliates and Representatives taken (or not taken) in connection with the Investment Agreement or the Registration Rights Agreement and any of the transactions contemplated thereby.

f.

The Company acknowledges and agrees that each of (x) the Investor and its Affiliates, (y) such Joining Party, the other Joining Parties Affiliated with such Joining Party, their respective Permitted Transferees and their respective Affiliates and Representatives, and (z) the other Joining Parties not Affiliated with such Joining Party, their respective Permitted Transferees and their respective Affiliates and Representatives (each of (x), (y) or (z), the “Applicable Party”), shall only have any liability or obligation of any sort whatsoever for its own actions or omissions taken (or not taken) in connection with the Investment Agreement and, when executed and delivered, the Registration Rights Agreement and any of the transactions contemplated thereby and no Applicable Party shall have any liability or obligation whatsoever for any actions or omissions of any other Applicable Party taken (or not taken) in connection with the Investment Agreement or the Registration Rights Agreement and any of the transactions contemplated thereby.

g.

The “Pro Rata Share” shall mean, with respect to each of the Investor and such Joining Party, the percentage set forth opposite such Person’s name on Exhibit A hereto under the heading “Pro Rata Share”.

8.

For the avoidance of doubt, Section 5.07(a) of the Investment Agreement shall apply to each Joining Party and the other Joining Parties Affiliated with such Joining Party, on the one hand, and the other Investor Parties, on the other hand, severally and not jointly, and each Joining Party, the other Joining Parties Affiliated with such Joining Party and their respective Affiliates are each permitted (severally and not inclusive of the Investor Parties or any Joining Party not Affiliated with such Joining Party or any of their respective Affiliates) to collectively acquire up to 1% of the then outstanding Common Stock (excluding any shares of Series A Preferred Stock or Common Stock issued in connection with the Conversion of the Series A Preferred Stock) and up to 10% of any tranche of any debt securities of the Company.

9.

Reference is made to the Investment Confidentiality Agreement, dated as of April 3, 2021, between KKR Capital Management LLC and CCP Credit Acquisition Holdings, L.L.C. (the “Investor NDA 1”). Each Joining Party Affiliated with CCP Credit Acquisition Holdings, L.L.C., on behalf CCP Credit Acquisition Holdings, L.L.C., and the Investor, on behalf of KKR Capital Management LLC, hereby agree that all rights and obligations under the Investor NDA 1 shall terminate upon and effective as of the Closing.

10.	Reference is made to the Investment Confidentiality Agreement, dated as of April 3, 2021, between KKR Capital Management LLC and Kennedy Lewis Investment Management LLC

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(the “Investor NDA 2”). Each Joining Party Affiliated with Kennedy Lewis Investment Management LLC, on behalf Kennedy Lewis Investment Management LLC, and the Investor, on behalf of KKR Capital Management LLC, hereby agree that all rights and obligations under the Investor NDA 2 shall terminate upon and effective as of the Closing.

11.

Reference is made to the Investment Confidentiality Agreement, dated as of April 3, 2021, between KKR Capital Management LLC and Oak Hill Advisors, L.P. (the “Investor NDA 3”). Each Joining Party Affiliated with Oak Hill Advisors, L.P., on behalf Oak Hill Advisors, L.P., and the Investor, on behalf of KKR Capital Management LLC, hereby agree that all rights and obligations under the Investor NDA 3 shall terminate upon and effective as of the Closing.

12.

All notices, requests and other communications to each Joining Party under the Investment Agreement shall be deemed given if delivered personally, emailed (which is confirmed) or sent by overnight courier (providing proof of delivery), in each case, in accordance with and subject to Sections 8.09 of the Investment Agreement to such Joining Party at the address set forth opposite such Joining Party’s name in Schedule I hereto under the heading “Notice Address” or such other address or email address as such Joining Party may hereafter specify by like notice to the other parties to the Investment Agreement.

13.

This Joinder and all matters, claims or Actions (whether at law, in equity, in Contract, in tort or otherwise) based upon, arising out of or relating to this Joinder or the negotiation, execution or performance of this Joinder (collectively, the “Relevant Matters”), shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.

14.

All Actions arising out of or relating to any Relevant Matter shall be heard and determined in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 8.06 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 12 and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Joinder shall be effective if notice is given by overnight courier at the address set forth (x) in Section 8.09(a) of the Investment Agreement, if to the Company, (y) in Section 8.09(b) of the Investment Agreement, if to the Investor, or (z) in Schedule I hereto under the heading “Notice Address” opposite such other party’s name, if to such other party. The parties hereto hereby waive any right to stay or dismiss any action or proceeding in connection with any Relevant Matter brought before the foregoing courts on the basis of (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason or that it or any of its property is immune from the above-described legal process, (ii) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Joinder may not be enforced in or by such courts, or (iii) any other defense that would hinder or delay the levy, execution or collection of any amount to which any Party hereto is entitled pursuant to any final judgment of any court having jurisdiction. The parties hereto agree that a final judgment in any such Action shall be

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conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

[Signature page follows]

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IN WITNESS WHEREOF, each of the undersigned has executed this Joinder or caused this Joinder to be duly executed on its behalf as of the date first written above.

JOINING PARTY:

Centerbridge Special Credit Partners III-Flex, L.P.

By: Centerbridge Special Credit Partners General Partner III, L.P., its general partner

By: CSCP III Cayman GP, Ltd., its general partner

By:	/s/ Gavin Baiera
Name: Gavin Baiera
Title: Senior Managing Director

Centerbridge Credit Partners Master, L.P.

By: Centerbridge Credit Partners Offshore General Partner, L.P., its general partner

By: Centerbridge Credit Cayman GP, Ltd., its general partner

By:	/s/ Gavin Baiera
Name: Gavin Baiera
Title: Senior Managing Director

Signature Page to Joinder Agreement

Kennedy Lewis Capital Partners Master Fund II LP

By: Kennedy Lewis GP II LLC, its general partner

By:	/s/ Anthony Pasqua
Name: Anthony Pasqua
Title: Authorized Representative

Signature Page to Joinder Agreement

ALOHA European Credit Fund, L.P.

By: OHA ALOHA European Credit Fund GenPar, LLP, its general partner

By: OHA Global GenPar, LLC, its managing partner

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA Artesian Customized Credit Fund I, L.P.

By: OHA Artesian Customized Credit Fund I GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

OHA Black Bear Fund, L.P.

By: OHA Black Bear GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA BCSS SSD II, L.P.

By: OHA BCSS SSD GenPar II, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

OHA MPS SSD II, L.P.

By: OHA MPS SSD GenPar II, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

The Coca-Cola Company Master Retirement Trust

By: Oak Hill Advisors, L.P., as Investment Manager

By: Oak Hill Advisors GenPar, L.P., its general partner

By: Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

OHA Credit Solutions Master Fund II SPV, L.P.

By: OHA Credit Solutions Master Fund II SPV GenPar, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Alexis Atteslis
Name: Alexis Atteslis
Title: Authorized Signatory

OHA Enhanced Credit Strategies Master Fund, L.P.

By: OHA Enhanced Credit Strategies GenPar, LLP, its general partner

By: OHA Global GenPar, LLC, its managing partner

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

Future Fund Board of Guardians

By: Oak Hill Advisors, L.P., as Investment Manager

By: Oak Hill Advisors GenPar, L.P., its general partner

By: Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Indiana Public Retirement System

By: Oak Hill Advisors, L.P., as Investment Manager

By: Oak Hill Advisors GenPar, L.P., its general partner

By: Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

OHA KC Customized Credit Master Fund, L.P.

By: OHA KC Customized Credit GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA Centre Street Partnership, L.P.

By: OHA Centre Street GenPar, LLC, its general partner

By: OHA Centre Street MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

OHAT Credit Fund, L.P.

By: OHAT Credit GenPar, LLP, its general partner

By: OHA Global GenPar, LLC, its managing partner

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA Delaware Customized Credit Fund-F, L.P.

By: OHA Delaware Customized Credit Fund-F GenPar, LLP, its general partner

By: OHA Global GenPar, LLC, its managing partner

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

OHA Delaware Customized Credit Fund Holdings, L.P.

By: OHA Delaware Customized Credit Fund GenPar, LLP, its general partner

By: OHA Global GenPar, LLC, its managing partner

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA Dynamic Credit ORCA Fund, L.P.

By: OHA Dynamic Credit ORCA GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

Illinois State Board of Investment

By: Oak Hill Advisors, L.P., as Investment Manager

By: Oak Hill Advisors GenPar, L.P., its general partner

By: Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA AD Customized Credit Fund (International), L.P.

By: OHA AD Customized Credit Fund GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

OHA SA Customized Credit Fund, L.P.

By: OHA SA Customized Credit GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA Strategic Credit Master Fund II, L.P.

By: OHA Strategic Credit II GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

OHA Structured Products Master Fund D, L.P.

By: OHA Structured Products D GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA Tactical Investment Master Fund, L.P.

By: OHA Tactical Investment GenPar, LLP, its general partner

By: OHA Global PE GenPar, LLC, its managing partner

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Signature Page to Joinder Agreement

COMPANY:

BOX, INC.

By:	/s/ Aaron Levie
Name: Aaron Levie
Title: Chief Executive Officer

Signature Page to Joinder Agreement

INVESTOR:

POWELL INVESTORS III L.P.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

KKR-MILTON CREDIT HOLDINGS L.P.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

KKR-NYC CREDIT C L.P.

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

TAILORED OPPORTUNISTIC CREDIT FUND

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

CPS HOLDINGS (US) L.P.

By:	/s/ Saleena Goel
Name: Saleena Goel
Title: Vice President of CPS Holdings
(US) GP LLC, the general partner of CPS Holdings (US) L.P.

Signature Page to Joinder Agreement

EXHIBIT A

Investor Party	Purchase Price	Acquired Shares	Pro Rata Share
ALOHA European Credit Fund, L.P.	$900,000.00	900	0.1800%
Centerbridge Credit Partners Master, L.P.	$25,167,000.00	25,167	5.0334%
Centerbridge Special Credit Partners III-Flex, L.P.	$91,500,000.00	91,500	18.3000%
CPS Holdings (US) L.P.	$2,999,000.00	2,999	0.5998%
Future Fund Board of Guardians	$2,800,000.00	2,800	0.5600%
Illinois State Board of Investment	$900,000.00	900	0.1800%
Indiana Public Retirement System	$1,400,000.00	1,400	0.2800%
Kennedy Lewis Capital Partners Master Fund II L.P.	$116,667,000.00	116,667	23.3334%
KKR-Milton Credit Holdings L.P.	$6,088,000.00	6,088	1.2176%
KKR-NYC Credit C L.P.	$7,379,000.00	7,379	1.4758%
OHA AD Customized Credit Fund (International), L.P.	$2,800,000.00	2,800	0.5600%
OHA Artesian Customized Credit Fund I, L.P.	$4,100,000.00	4,100	0.8200%
OHA BCSS SSD II, L.P.	$700,000.00	700	0.1400%
OHA Black Bear Fund, L.P.	$8,800,000.00	8,800	1.7600%
OHA Centre Street Partnership, L.P.	$5,300,000.00	5,300	1.0600%
OHA Credit Solutions Master Fund II SPV, L.P.	$8,800,000.00	8,800	1.7600%
OHA Delaware Customized Credit Fund Holdings, L.P.	$6,500,000.00	6,500	1.3000%
OHA Delaware Customized Credit Fund-F, L.P.	$1,100,000.00	1,100	0.2200%
OHA Dynamic Credit ORCA Fund, L.P.	$5,900,000.00	5,900	1.1800%
OHA Enhanced Credit Strategies Master Fund, L.P.	$800,000.00	800	0.1600%
OHA KC Customized Credit Master Fund, L.P.	$5,200,000.00	5,200	1.0400%

OHA MPS SSD II, L.P.	$800,000.00	800	0.1600%
OHA SA Customized Credit Fund, L.P.	$4,200,000.00	4,200	0.8400%
OHA Strategic Credit Master Fund II, L.P.	$21,500,000.00	21,500	4.3000%
OHA Structured Products Master Fund D, L.P.	$3,600,000.00	3,600	0.7200%
OHA Tactical Investment Master Fund, L.P.	$28,567,000.00	28,567	5.7134%
OHAT Credit Fund, L.P.	$1,200,000.00	1,200	0.2400%
Powell Investors III L.P.	$113,240,000.00	113,240	22.6480%
Tailored Opportunistic Credit Fund	$20,293,000.00	20,293	4.0586%
The Coca-Cola Company Master Retirement Trust	$800,000.00	800	0.1600%

Total	$500,000,000.00	500,000.00	100%